                                                                    Exhibit 23.1



                          Independent Auditors' Consent

The Board of Directors
Burns, Philp & Company Limited:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG



Sydney, Australia
March 12, 2004